Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report
Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Barclays Capital Inc.
Atlas SP Partners, L.P.
BofA Securities, Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2023-A – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2023-A Formatted_750M.xlsx” (the “Data File”), provided by the Company on March 8, 2023, containing information on 13,835 student loans (the “Student Loans”) as of March 6, 2023 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2023-A. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://fsapartners.ed.gov/knowledge-center/library/federal-school-code-lists/2023-02-01/2023-24-federal-school-code-list-participating-schools-february-2023).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in-federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:
–	Loan Agreement
–	Earnest Internal Tool Account Number Page
–	Verify Report Page
–	Application Underwriting Snapshot Page
–	Title IV Federal School Code List
–	Accredited Programs List
–	Amortized Payment History Schedule
–	FNI Data Supplement

–	“Principal” field in the CARES System, and
–
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by the Company to be copies of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen
For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 13,835 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/KPMG LLP
Irvine, California
April 6, 2023

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2023A001	39	2023A039	77	2023A077	115	2023A115	153	2023A153
2	2023A002	40	2023A040	78	2023A078	116	2023A116	154	2023A154
3	2023A003	41	2023A041	79	2023A079	117	2023A117	155	2023A155
4	2023A004	42	2023A042	80	2023A080	118	2023A118	156	2023A156
5	2023A005	43	2023A043	81	2023A081	119	2023A119	157	2023A157
6	2023A006	44	2023A044	82	2023A082	120	2023A120	158	2023A158
7	2023A007	45	2023A045	83	2023A083	121	2023A121	159	2023A159
8	2023A008	46	2023A046	84	2023A084	122	2023A122	160	2023A160
9	2023A009	47	2023A047	85	2023A085	123	2023A123	161	2023A161
10	2023A010	48	2023A048	86	2023A086	124	2023A124	162	2023A162
11	2023A011	49	2023A049	87	2023A087	125	2023A125	163	2023A163
12	2023A012	50	2023A050	88	2023A088	126	2023A126	164	2023A164
13	2023A013	51	2023A051	89	2023A089	127	2023A127	165	2023A165
14	2023A014	52	2023A052	90	2023A090	128	2023A128	166	2023A166
15	2023A015	53	2023A053	91	2023A091	129	2023A129	167	2023A167
16	2023A016	54	2023A054	92	2023A092	130	2023A130	168	2023A168
17	2023A017	55	2023A055	93	2023A093	131	2023A131	169	2023A169
18	2023A018	56	2023A056	94	2023A094	132	2023A132	170	2023A170
19	2023A019	57	2023A057	95	2023A095	133	2023A133	171	2023A171
20	2023A020	58	2023A058	96	2023A096	134	2023A134	172	2023A172
21	2023A021	59	2023A059	97	2023A097	135	2023A135	173	2023A173
22	2023A022	60	2023A060	98	2023A098	136	2023A136	174	2023A174
23	2023A023	61	2023A061	99	2023A099	137	2023A137	175	2023A175
24	2023A024	62	2023A062	100	2023A100	138	2023A138	176	2023A176
25	2023A025	63	2023A063	101	2023A101	139	2023A139	177	2023A177
26	2023A026	64	2023A064	102	2023A102	140	2023A140	178	2023A178
27	2023A027	65	2023A065	103	2023A103	141	2023A141	179	2023A179
28	2023A028	66	2023A066	104	2023A104	142	2023A142	180	2023A180
29	2023A029	67	2023A067	105	2023A105	143	2023A143	181	2023A181
30	2023A030	68	2023A068	106	2023A106	144	2023A144	182	2023A182
31	2023A031	69	2023A069	107	2023A107	145	2023A145	183	2023A183
32	2023A032	70	2023A070	108	2023A108	146	2023A146	184	2023A184
33	2023A033	71	2023A071	109	2023A109	147	2023A147	185	2023A185
34	2023A034	72	2023A072	110	2023A110	148	2023A148	186	2023A186
35	2023A035	73	2023A073	111	2023A111	149	2023A149	187	2023A187
36	2023A036	74	2023A074	112	2023A112	150	2023A150	188	2023A188
37	2023A037	75	2023A075	113	2023A113	151	2023A151	189	2023A189
38	2023A038	76	2023A076	114	2023A114	152	2023A152	190	2023A190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

A-1

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2023A191	229	2023A229	267	2023A267	305	2023A305	343	2023A343
192	2023A192	230	2023A230	268	2023A268	306	2023A306	344	2023A344
193	2023A193	231	2023A231	269	2023A269	307	2023A307	345	2023A345
194	2023A194	232	2023A232	270	2023A270	308	2023A308	346	2023A346
195	2023A195	233	2023A233	271	2023A271	309	2023A309	347	2023A347
196	2023A196	234	2023A234	272	2023A272	310	2023A310	348	2023A348
197	2023A197	235	2023A235	273	2023A273	311	2023A311	349	2023A349
198	2023A198	236	2023A236	274	2023A274	312	2023A312	350	2023A350
199	2023A199	237	2023A237	275	2023A275	313	2023A313	351	2023A351
200	2023A200	238	2023A238	276	2023A276	314	2023A314	352	2023A352
201	2023A201	239	2023A239	277	2023A277	315	2023A315	353	2023A353
202	2023A202	240	2023A240	278	2023A278	316	2023A316	354	2023A354
203	2023A203	241	2023A241	279	2023A279	317	2023A317	355	2023A355
204	2023A204	242	2023A242	280	2023A280	318	2023A318	356	2023A356
205	2023A205	243	2023A243	281	2023A281	319	2023A319	357	2023A357
206	2023A206	244	2023A244	282	2023A282	320	2023A320	358	2023A358
207	2023A207	245	2023A245	283	2023A283	321	2023A321	359	2023A359
208	2023A208	246	2023A246	284	2023A284	322	2023A322
209	2023A209	247	2023A247	285	2023A285	323	2023A323
210	2023A210	248	2023A248	286	2023A286	324	2023A324
211	2023A211	249	2023A249	287	2023A287	325	2023A325
212	2023A212	250	2023A250	288	2023A288	326	2023A326
213	2023A213	251	2023A251	289	2023A289	327	2023A327
214	2023A214	252	2023A252	290	2023A290	328	2023A328
215	2023A215	253	2023A253	291	2023A291	329	2023A329
216	2023A216	254	2023A254	292	2023A292	330	2023A330
217	2023A217	255	2023A255	293	2023A293	331	2023A331
218	2023A218	256	2023A256	294	2023A294	332	2023A332
219	2023A219	257	2023A257	295	2023A295	333	2023A333
220	2023A220	258	2023A258	296	2023A296	334	2023A334
221	2023A221	259	2023A259	297	2023A297	335	2023A335
222	2023A222	260	2023A260	298	2023A298	336	2023A336
223	2023A223	261	2023A261	299	2023A299	337	2023A337
224	2023A224	262	2023A262	300	2023A300	338	2023A338
225	2023A225	263	2023A263	301	2023A301	339	2023A339
226	2023A226	264	2023A264	302	2023A302	340	2023A340
227	2023A227	265	2023A265	303	2023A303	341	2023A341
228	2023A228	266	2023A266	304	2023A304	342	2023A342

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Instructions

Attribute	Instructions
Loan Type	For "Navi Refi" loans, Loan Type is considered to be:
• Fixed rate loan if the "CURRENT STRATEGY" field on the #NM ST Screen begins with "E" or "D,"
• Variable rate loan if the "CURRENT STRATEGY" field on the #NM ST Screen begins with "V" or "R."
Payment Frequency	Payment Frequency is considered to be:
• "Bi-Weekly" if the 45th position of the "MISC 13" field on the #NM CS Screen is "B" or the "PREV AUTO PAY FLAG" field on the #CMS Screen indicates "0,"
• "Monthly" if the 45th position of the "MISC 13" field on the #NM CS Screen is not "B" or the "PREV AUTO PAY FLAG" field on the #CMS Screen indicates "A" or "J."
Loan Status	Loan Status is considered to be "active" if:
(i) the "CURR LOAN STAT" field on the #EDH Screen is "RPMT" and the "MISC FIELD 2" column on the #BS3 Screen is "D0000,"
(ii) the "CURR LOAN STAT" field on the #EDH Screen is "FORB, FORD, or SSFP" and the "MISC FIELD 2" column on the #BS3 Screen is "P0000"
(iii) the "STAT" column on the #EDH Screen does not begin with letter "P." or,
(iv) the "FIRST ACTIVE DATE" field on the #NM MN Screen is prior to the cutoff date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the "ACCOUNT BALANCE" column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b) Compare to the amount in the "CUR BAL" field on the #BS Screen.
c) Compare to the amount in the "FINANCIAL INSTITUTION" field on the #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

i.            Add any applicable Repayment Fee (shown under the "RPMT FEE" field on the #ED2 Screen) or applicable Capitalized Interest (shown under the "CAP INT" field on the #ED2 Screen) to the "ACCOUNT BALANCE" column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the "DISBURSEMENT" field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the "ADJUSTMENT" field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the "MEMO TEXT" field on the #CMS Screen);

B-1

Attribute	Instructions

ii.            Subtract any amount indicated in the "RETRO PROCESSING" field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest ("Interest Rate" field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the "PAYMENT" field on the #CSS Screen or the #CDS Screen, multiplied by the "ACCOUNT BALANCE" column on the #CSS Screen) from the first Payment made under the "PAYMENT" field on the #CSS Screen or the #CDS Screen, or (2) under the "Principal" field in the CARES system; and,

iii.            Subtract any principal paid amount in the "PRINCIPAL PAID" field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from either (1) the date one month after the maturity date indicated on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).
School Type
For "Earnest Refi" loans, School Type is considered to be "No" (not undergraduate) if the school name in the "underwritten_education_ school_ name" field in the Data File indicates either (i) the underwritten school is a high school or (ii) "NULL" and the "is_parent_plus" field in the Data File indicates "Yes."

School Name	For "Earnest Refi" loans, School Name is considered to be
• The school name with the most recent, highest completed degree, in the "Degree" field in the "Educations" section of the Verify Report Page.
• "NULL" if (i) the school name in the "underwritten_education_school_name" field in the Data File is "NULL," and (ii) the "is_parent_plus" field in the Data File indicates "Yes."

•            "No" if the "Degree" field in the "Educations" section of the Verify Report Page or the "Underwritten Education Degree" field in the Application Underwriting Snapshot Page indicates "incomplete_grads."

School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the "underwritten_education_school_name" field in the Data File to the corresponding information on the Title IV Federal School Code List.

B-2

Attribute	Instructions

b)            Compare the U.S. Department of Education's Office of Postsecondary Education (OPE) code under the "underwritten_ education_opeid" field in the Data File to the "SchoolCode" field in the Title IV Federal School Code List.

c) Observe whether the school name under the "underwritten_education_ school_name" field in the Data File appeared in the "Institution_Name" field in the Accredited Programs List.
d) Observe whether the school name under the "underwritten_education_ school_name" field in the Data File:

(i)            appears in the "Verified School Name" field in the "Educations" section of the Verify Report Page or "Underwritten Education School Name" field in the Application Underwriting Snapshot Page for "Earnest Refi" loans; or,

(ii) appears in the "Underwritten Education School Name" field in the FNI Data Supplement for "Navi Refi" loans.

In the event the school name in the "underwritten_education_school_name" field in the Data File indicates the underwritten school is a high school or "NULL," observe if the "is_parent_plus" field in the Data File indicates "Yes," which represents Parent Plus loan and therefore the parent's highest achieved education was used to originate the loan. If the highest achieved education is high school or "NULL," the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the "underwritten_education_school_name" field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	For "Earnest Refi" loans, School Degree is considered to be:
• The most recent, highest completed degree, in the "Degree" field in the "Educations" section of the Verify Report Page.

•            "Masters" or "MD" if the "Degree" field in the "Educations" section of the Verify Report Page or the "Underwritten Education Degree" field in the Application Underwriting Snapshot Page indicates "medical_other" or "DO," respectively.

•            "NonGrad" if the "Degree" field in the "Educations" section of the Verify Report Page or the "Underwritten Education Degree" field in the Application Underwriting Snapshot Page indicates "incomplete_grads."

• "NULL" if (i) the school name in the "underwritten_education_ degree" field in the Data File is "NULL," and (ii) the "is_parent_plus" field in the Data File indicates "Yes."

B-3